FIRST AMENDMENT
TO THE
TELLABS ADVANTAGE PROGRAM

This Amendment to the Tellabs Advantage Program dated January 1, 1997 ("Plan") is adopted effective June 5, 2002 or as otherwise set forth below, by Tellabs Operations, Inc. (the “Company”), a Delaware corporation;

WHEREAS, the Company executed the Tellabs Operations, Inc. Written Consent of Directors (the “Consent”) dated June 5, 2002, in order to merge the Ocular 401(k) Plan (defined below) into the Tellabs Plan effective as of June 28, 2002;

WHEREAS, the Company executed the First Amendment to the Ocular 401(k) Plan dated June 5, 2002 to eliminate all optional forms of distribution of benefits under the Ocular Plan by September 5, 2002;

WHEREAS, the Company desires to amend the Tellabs Plan to comply with Section 411(d)(6) of the Code by allowing former Participants of the Ocular Plan to choose among the optional forms of benefits currently available to them until September 5, 2002; and

WHEREAS, the Company desires to amend the Tellabs Advantage Program Savings Plan and the Tellabs Advantage Program Retirement Plan pursuant to Article Eleven to reflect the inclusion of employees of Ocular Networks, Inc., and to change the Before-Tax Contribution percentage.

NOW, THEREFORE, the sections of the Plan set forth below are amended as follows, but all other sections of the Tellabs Plan shall remain in full force and effect. Capitalized terms not defined herein shall have the meaning set forth in the Plan document.

1. Section 1.4 (Definitions) is hereby amended to add the following terms:

“Ocular Acquisition Date” means the date of the acquisition of Ocular Networks, Inc. by Tellabs, Inc., January 15, 2002.

“Ocular Participant” means employees of Ocular Networks, Inc. or any subsidiary thereof who were participants in the Ocular Plan on January 14, 2002 and (a) became Participants in the Plan on April 1, 2002, or (b) whose Ocular accounts were subsequently transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan effective June 28, 2002.

"Ocular Plan" means the Ocular Networks, Inc. 401(k) Plan as in effect on the Ocular Acquisition Date, and as amended from time to time thereafter up to and including its merger into the Plan effective June 28, 2002.

2. Section 1.4 (Definitions) the definition of “Election Period” is hereby deleted and replaced with the following:

“Election Period” means the period defined in Section 7.2 (Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account) relating to the period during which a Participant may elect to have the Participant’s Retirement Account distributed in a form other than a Qualified Joint and Survivor Annuity.

3. Section 1.4 (Definitions) the definition of “Eligible Employee” is hereby deleted and replaced with the following:

“Eligible Employee” means any employee of the Employer but excluding any employee who is (1) a Member of a Collective Bargaining Unit; (2) an individual providing services to the Employer in the capacity of, or who is or was designated by the Employer as, a Leased Employee, an independent contractor, intern or a Limited Term Employee; or (3) are non-resident aliens who receive no earned income from the Employer which constitutes income from services within the United States. Notwithstanding the foregoing, any employee of Salix Technologies, Inc. or any subsidiary thereof who was eligible to participate in the Salix Plan as of May 19, 2000 will be considered an Eligible Employee as of May 19, 2000. Notwithstanding the foregoing, any individual employed by Coherent Communications Systems Corporation or any subsidiary thereof as of the Coherent Acquisition Date, or thereafter until December 31, 1998, shall not become an Eligible Employee until January 1, 1999. Notwithstanding the foregoing, any individual employed by Ocular Networks, Inc. or any subsidiary thereof who was eligible to participate in the Ocular Plan as of the Ocular Acquisition Date shall not become an Eligible Employee until April 1, 2002.

4. Section 1.4 (Definitions) the definition of "Intern Employee" is hereby deleted.

5. Section 1.4 (Definitions) the definition of "Pre-Retirement Survivor Annuity" is hereby deleted and replaced with the following:

“Pre-Retirement Survivor Annuity” means the surviving spouse survivor annuity defined in Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account).

6. Section 1.4 (Definitions) subsection (e) of the definition of “Service” is hereby deleted and replaced with the following:

(e) Recognition of Services under Salix Plan, Coherent Plan and Ocular Plan. Solely with respect to former Salix Participants, Coherent Participants and Ocular Participants, each such Participant’s period of service shall include such period or periods of employment previously credited to that Participant under the Salix Plan, Coherent Plan or Ocular Plan, as applicable; provided, however, that in no event shall any service prior to January 6, 1975 be deemed Service hereunder.

7. Section 2.1 (Eligibility Requirements) the following subsection (h) is hereby added:

(h) Notwithstanding the foregoing provisions of this Section 2.1 (Eligibility Requirements) a Ocular Participant who is an Eligible Employee on April 1, 2002 shall become a Participant as of that date.

8. Section 3.4 (Before-Tax Contributions Under the Savings Program) subsection (a) is hereby deleted and replaced with the following:

(a) Subject to the provisions of Sections 3.1 (Employer Contributions) and 3.3 (Profit Sharing Contributions Under the Savings Program), each Active Participant may for each payroll period elect to have the Employer make a Basic Before-Tax Contribution on his behalf in an amount of 1% up to 15% (effective January 1, 2002, up to 20% and effective January 1, 2003, up to 50%) of his Considered Compensation (rounded to the nearest cent). Such elections (other than a complete suspension of Before-Tax Contributions under this Section) shall be subject to change effective on any Entry Date in accordance with procedures established by the Administrative Committee from time to time. A Participant may elect to have his Employer suspend all Before-Tax Contributions to be made on his behalf under this Section 3.4 as of the beginning of any payroll period provided he notifies such Employer within such time and in accordance with such procedures as may from time to time be established by the Administrative Committee.

8. Section 3.4 (Before-Tax Contributions Under the Savings Program) subsection (b) is hereby deleted and replaced with the following:

(b) The Administrative Committee may establish procedures whereby each Eligible Participant on whose behalf the total contribution made under Section 3.4(a) is less than 15% (effective January 1, 2002, less than 20% and effective January 1, 2003, less than 50%) of his Considered Compensation for the Plan Year may, subject to the provisions of Section 3.1 (Employer Contributions) and 3.5 (Limitations on Before-Tax Contributions Under the Savings Program), elect to have his Employer make an additional contribution on his behalf in an amount not exceeding his annual incentive cash bonus for such Plan Year so long as the sum of such additional contribution and the contributions made on his behalf under subsection 3.4(a) above does not exceed 15% (effective January 1, 2002 does not exceed 20%, and effective January 1, 2003 does not exceed 50%) of his Considered Compensation for the Plan Year.

9. Section 5.1 (Participant Accounts), subsection (a) is hereby deleted and replaced with the following:

(a) For each Participant there shall be maintained as appropriate a separate Retirement Account, a separate Profit Sharing Account (which shall, if applicable, consist of separate pre-1993 and post-1992 sub-accounts as prescribed by the Administrative Committee), a separate Matching Account, a separate After-Tax Account (which shall, if applicable, consist of a separate pre-1987 After-Tax sub-account and a separate post-1986 After-Tax sub-account as prescribed by the Administrative Committee), a separate Before-Tax Account (which shall, if applicable, consist of separate basic and supplemental sub-accounts as prescribed by the Administrative Committee), and a separate Rollover Account. Effective April 1, 1999, for each Coherent Participant, there shall also be maintained as appropriate a separate Coherent Before-Tax Account (which shall consist of a balance of the Coherent Participant’s pre-tax contribution account under the Coherent Plan), a separate Coherent Employer Account (which shall consist of the balance of the Coherent Participant’s matching and profit sharing accounts under the Coherent Plan) and a separate Coherent Rollover Account (such separate Accounts of the Coherent Participant sometimes referred to collectively as “Coherent Accounts”). Effective May 19, 2000, for each Salix Participant, there shall also be maintained as appropriate a separate Salix Before-Tax Account (which shall consist of a balance of the Salix Participant’s pre-tax contribution account under the Salix Plan), a separate Salix Employer Account (which shall consist of the balance of the Salix Participant’s matching and profit sharing accounts under the Salix Plan) and a separate Salix Rollover Account (such separate Accounts of the Salix Participant sometimes referred to collectively as “Salix Accounts”). Effective June 28, 2002, for each Ocular Participant, there shall also be maintained as appropriate a separate Ocular Account (which shall consist of the balance of an Ocular Participant’s funds which were transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan). Each Account (including any sub-accounts) shall be credited with the amount of contributions, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

10.Section 5.2 (Participant Accounts), subsection (c)(i) is hereby deleted and replaced with the following:

(i) Subject to subsection (iii) below, the Investment Committee shall direct the Trustee to invest each Participant’s Accounts from time to time among the Funds as the Participant may elect. A Participant may elect to have a uniform percentage of his Retirement Account, Profit Sharing Account, After-Tax Account, Matching Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account) , and effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to such Account) credited in increments of 1% to one or more of the Funds. All contributions to his Retirement Account, Profit Sharing Account, After-Tax Account, Before-Tax Account, and Rollover Account shall be credited to such Funds in accord with such election.

11. Section 5.2 (Participant Accounts), subsection (c)(ii) is hereby deleted and replaced with the following:

(ii) Subject to subsection (iii) and (vi) below and to any restriction on transfer which result from the investment medium chosen for a Fund, a Participant may elect to transfer in multiples of 1% a uniform percentage of his Retirement Account, Profit Sharing Account, Matching Account, After-Tax Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account) and effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to any such Account) held in any Fund to one or more different Funds. Any such election shall not affect any prior election under subsection (i) above. Loans made pursuant to Section 7.11 (Loans) shall be treated as segregated investments from the Participant’s applicable Accounts, transferred to and from various Funds in accord with uniform rules established by the Administrative Committee.

12. Section 6.1 (General Rule) subsection (a) is hereby deleted and replaced with the following:

(a) an amount equal to the value of the Units credited to the Participant’s Profit Sharing Account attributable to pre-1993 contributions, Before-Tax Account, Matching Account, After-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, and Ocular Account plus any of the Participant’s Before-Tax Contributions and After-Tax Contributions made to the Trust Fund but not included in the Participant’s Units as of such Valuation Date; and

13. Section 7.1 (Commencement and Form of Distributions) subsection (d) is hereby amended by adding the following new paragraph (iii) immediately following the last paragraph in subsection (d):

(iii) Notwithstanding the above provisions, all Tellabs Plan Participants who had been Ocular Participants immediately prior to the merger of such Ocular Plan into the Tellabs Plan on June 28, 2002 and their Beneficiaries shall be allowed to choose an alternate distribution option for their Ocular Account in accordance with the terms of the Ocular Plan until September 5, 2002. After close of business on September 5, 2002, all Ocular Participants will no longer be entitled to choose optional forms of distributions in accordance with the Ocular Plan and will be entitled to choose either a rollover or lump sum distribution as provided for in (i) above.

14. Section 7.1 (Commencement and Form of Distributions) subsection (e) is hereby deleted and replaced with the following:

(e) The Retirement Account distributable to a Participant shall be distributed pursuant to Section 7.2 (Qualified Joint and Survivor Annuity) and 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) of this Article, unless the Qualified Joint and Survivor Annuity or Survivor Annuity form of distribution are waived and such Account is distributed pursuant to the Participant’s or Surviving Spouse’s election under subsection 7.1(d) above.

 15. Section 7.2 (Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, and Coherent Accounts) the Section heading is hereby deleted and replaced with the following:

(Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account).

 16. Section 7.2 (Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (a) is hereby deleted and replaced with the following:

    Distributions from a Participant’s Retirement Account and prior to February 1, 2002, his Coherent Accounts shall be made in the form of a Qualified Joint and Survivor Annuity unless the Participant has elected not to receive a Qualified Joint and Survivor Annuity pursuant to subsection (c) below. Prior to February 1, 2002, distributions from a Participant’s Salix Accounts may be made in the form of a Qualified Joint and Survivor Annuity if the Participant makes a written election requesting such form of distribution to the Administrative Committee. Prior to September 5, 2002, distributions from a Participant’s Ocular Account may be made in the form of a Qualified Joint and Survivor Annuity if the Participant makes a written election requesting such form of distribution to the Administrative Committee. Distributions from a Participant’s Coherent Accounts or his Salix Accounts made on or after February 1, 2002, will only be offered in the form of a lump sum distribution. Distributions from a Participant’s Ocular Account made on or after September 5, 2002, will only be offered in the form of a rollover or lump sum distribution.

17. Section 7.2 (Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (b) is hereby deleted and replaced with the following:

(b) Benefits payable in the form of a Qualified Joint and Survivor Annuity shall be paid by distributing to the Participant an annuity contract purchased by the Trustee at the direction of the Administrative Committee with the nonforfeitable balance of the Participant’s Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account determined on the Valuation Date preceding the date of purchase. Any such annuity contract shall be nonassignable and noncommutable and shall be subject to the election, consent, written explanation and Survivor Annuity requirements of this Article 7 (Distributions). Delivery of such contract shall be in full satisfaction of the rights of the Participant hereunder with respect to such Account, and upon delivery of any such contract, the Participant shall not have any interest in the Trust Fund but shall look solely to the insurer issuing such contract for the payment of benefits.

18. Section 7.2 (Qualified Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (e) is hereby deleted and replaced with the following:

(e) If the Participant dies before his Annuity Starting Date, no annuity shall be payable to his spouse pursuant to this Section and the benefit payable to such spouse, if any, shall be determined under Sections 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account), 7.4 (Distributions to Beneficiaries) or 7.6 (Installment or Deferred Distributions). If the Participant dies after his Annuity Starting Date and while receiving benefits in the form of a Qualified Joint and Survivor Annuity, the spouse to whom the Participant was married on his Annuity Starting Date shall, except as may be otherwise provided in any Qualified Domestic Relations Order, be entitled to receive the survivor annuity benefit whether or not the Participant and such spouse are married on the date of the Participant’s death.

19. Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts and Coherent Accounts) the Section heading is hereby deleted and replaced with the following:

(Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account).

20. Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (a) is hereby deleted and replaced with the following:

(a) The Retirement Account; and prior to February 1, 2002, the Coherent Accounts and Salix Accounts; and prior to September 5, 2002, the Ocular Account; in the Trust Fund distributable to a Participant who dies prior to his Annuity Starting Date and who is married on the date of his death shall be distributed in the form of an annuity for the life of his surviving spouse “Pre-Retirement Survivor Annuity”) unless such Participant has elected not to have benefits paid in the form of a Pre-Retirement Survivor Annuity pursuant to subsection (e) below or the surviving spouse elects otherwise pursuant to subsection (d) below. For distributions made from a Participant’s Coherent Accounts or his Salix Accounts on or after February 1, 2002, only a lump sum distribution will be offered. For distributions made from a Participant’s Ocular Account on or after September 5, 2002, only a rollover or lump sum distribution will be offered.

21. Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (b) is hereby deleted and replaced with the following:

  (b) Benefits payable in the form of a Pre-Retirement Survivor Annuity shall be paid by distributing to the surviving spouse of the Participant an annuity contract purchased by the Administrative Committee with the nonforfeitable balance of the Participant’s Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account on the Valuation Date preceding the date of purchase. Such annuity contract shall provide for level monthly payments for the life of the surviving spouse of the Participant commencing as soon as practicable thereafter. Any such annuity contract shall be nonassignable and noncommutable. Delivery of any such contract shall be in full satisfaction of the rights of the Participant’s spouse.

22. Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (d) is hereby deleted and replaced with the following:

(d) Notwithstanding subsection (b) above, the surviving spouse of a Participant may elect to receive a distribution of the balance of the deceased Participant’s Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account in a rollover or lump sum by filing an election with the Administrative Committee at such time and in such manner as the Administrative Committee shall provide.

23. Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) subsection (g)(ii) is hereby deleted and replaced with the following:

(ii) If a Participant separates from service prior to attaining age 35 and has a nonforfeitable right to any portion of his Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account, the information described above shall be provided to him no later than one year after his separation from service.

24. Section 7.4 (Distributions to Beneficiaries) subsection (a) is hereby deleted and replaced with the following:

(a) Except as otherwise provided in this Section 7.4, the balance of a deceased Participant’s Accounts other than the Retirement Account; prior to February 1, 2002, his Salix Accounts and Coherent Accounts; and prior to September 5, 2002 his Ocular Account which are distributable to a beneficiary shall be distributed in one or more of the forms described in subsection 7.1(d)(i) or 7.1(d)(ii) above, in accordance with an effective designation filed by the Participant with the Administrative Committee or, if no such designation has been filed, in one of such forms as the beneficiaries shall request.

25. Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account and Coherent Rollover Accounts Prior to Termination of Employment.) the Section heading is hereby deleted and replaced with the following:

(Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment).

26. Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) subsection (c) is hereby deleted and replaced with the following:

(c) An amount not to exceed the balance in the Participant’s Rollover Contribution Account, Salix Rollover Account, Coherent Rollover Account, and Ocular Account provided that no such distribution shall reduce the Participant’s Accounts to an amount equal to the amount of any unpaid loan made pursuant to Section 7.11 (Loans).

27. Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) subsection (g) is hereby deleted and replaced with the following:

(g) Withdrawals made pursuant to this Section 7.10 from a Coherent Participant’s Coherent Rollover Account, a Salix Participant’s Salix Rollover Account or an Ocular Participant's Ocular Account shall be subject to the provisions of Section 7.2 (Qualified Joint and Survivor Annuity - Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account.)

28. Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) subsection (h) is hereby deleted and replaced with the following:

(h) Any distribution from a Participant’s Rollover Account, Salix Rollover Account, Coherent Rollover Account, and Ocular Account shall be deemed to be made first from the Rollover Account and then from the Salix Rollover Account, Coherent Rollover Account or Ocular Account.

29. Section 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2) is hereby deleted and replaced with the following:

(a) A Participant who has attained age 59-1/2 may elect to withdraw amounts from his Before-Tax Account, After-Tax Account, Rollover Account, Matching Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, and Ocular Account as of the Valuation Date coinciding with or immediately preceding the date of such withdrawal; provided, however, that during a Plan Year not more than one withdrawal shall be made pursuant to this Section 7.12; provided, further, for Plan Years starting before December 31, 2001, that during a Plan Year, not more than an aggregate of two withdrawals shall be made by a Coherent Participant from his Coherent Accounts under this Section 7.12, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) and Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals).

(b) Withdrawals made pursuant to this Section 7.12 shall be charged against the Participant’s Accounts in the following order:

        Pre-1987 After-Tax Account;

        Post-1986 After-Tax Account;

        Rollover Account or Ocular Account;

        Matching Account;

        Before-Tax Account;

        Salix Before-Tax Account or Coherent Before-Tax Account;

        Salix Rollover Account or Coherent Rollover Account.

and made from the separate Funds in which such Accounts are invested pursuant to procedures established by the Administrative Committee, subject to the limitations or restrictions thereon imposed by the sponsor(s) of the respective Funds or by Section 5.2 (Common Fund).

30. Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (a) is hereby deleted and replaced with the following:

(a)Withdrawals Prior to Age 59-1/2. Effective for Plan Years starting on or after December 31, 2001, no withdrawals will be allowed for Participants prior to the age of 59-1/2, except as provided in subsection (b) below. For Plan Years prior to January 1, 2002, a Coherent Participant who has completed at least five (5) Years of Service may elect to withdraw all or a portion of his Coherent Employer Account and Coherent Rollover Account. Withdrawals made pursuant to this subsection 7.13(a) shall be charged against the Coherent Participant’s Coherent Accounts in the following order; provided, however, that during a Plan Year not more than two withdrawals from a Coherent Participant’s Coherent Accounts shall be made pursuant to this Section 7.13, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) and Section 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2).

31. Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (b) is hereby deleted and replaced with the following:

(b) Hardship. A Participant who has not attained age 59-1/2 may, upon the determination by the Administrative Committee that he has incurred a financial hardship, make a hardship withdrawal from his Before-Tax Contributions and Employer Matching Contributions (together with any income allocated to his Before-Tax Account and Matching Account as of December 31, 1988), After-Tax Account, Rollover Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, and Ocular Account (but only to the extent of the pre-tax contributions made and pre-1989 earnings allocated thereto).

32. Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (c) is hereby deleted and replaced with the following:

(c) In any case where the Participant claims financial hardship, he shall submit a written request for such distribution in accordance with procedures prescribed by the Administrative Committee. The Administrative Committee shall determine whether the Participant has a financial hardship on the basis of such written request in accordance with this Section 7.13, and such determination shall be made in a uniform and nondiscriminatory manner. The Administrative Committee shall only make a determination of financial hardship if the distribution is requested on account of an immediate and heavy financial need of the Participant and the funds to be distributed are necessary to satisfy the Participant’s need, taking into account any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

33. Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (g) is hereby deleted and replaced with the following:

(g) Withdrawals made pursuant to this Section 7.13 from a Coherent Participant’s Coherent Accounts shall be subject to the provisions of Section 7.2 (Qualifying Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account).

If there is a conflict between the terms as stated in the Tellabs Plan and the terms as stated in this Amendment, the terms stated in this Amendment shall prevail.